                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                       PRIMIX SOLUTIONS INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                             PRIMIX SOLUTIONS INC.
                            ONE ARSENAL MARKETPLACE
                              WATERTOWN, MA 02472

                            ------------------------

                               NOVEMBER 15, 2000

                            ------------------------

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Primix Solutions Inc. (the "Company") to be held on December 15, 2000, at 1:00 p.m. eastern time, at the offices of McDermott, Will & Emery, 28 State Street, Boston, MA 02109 (the "Annual Meeting").

    The Annual Meeting has been called for the purpose of (i) electing two Class I Directors for a three-year term and (ii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on November 3, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of the Company.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                        Sincerely,

                                      [/S/ MICHAEL D. TROIANO]

                                        Michael D. Troiano
                                        PRESIDENT

                             PRIMIX SOLUTIONS INC.
                            ONE ARSENAL MARKETPLACE
                              WATERTOWN, MA 02472
                                 (617) 923-6500

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 15, 2000

                            ------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Primix Solutions Inc. (the "Company") will be held on December 15, 2000, 1:00 p.m. eastern time, at 28 State Street, Boston, MA 02109 (the "Annual Meeting") for the purpose of considering and voting upon:

    1.  The election of two Class I Directors for a three-year term; and

    2. Such other business as may properly come before the Annual Meeting and adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on November 3, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on such date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                          By Order of the Board of Directors

                                          /s/ David W. Chapman

                                          David W. Chapman
                                          SECRETARY

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Watertown, MA
November 15, 2000

                             PRIMIX SOLUTIONS INC.
                            ONE ARSENAL MARKETPLACE
                              WATERTOWN, MA 02472
                                 (617) 923-6500

                            ------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON FRIDAY, DECEMBER 15, 2000

                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Primix Solutions Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on December 15, 2000, 1:00 p.m. eastern time, at 28 State Street, Boston, MA 02109, and any adjournments or postponements thereof (the "Annual Meeting").

    At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

    1. The election of two Class I Directors of the Company, each for a three-year term with such term to continue until the annual meeting of stockholders to be held in the year 2003 (the "2003 Annual Meeting") and until such Directors' successors are duly elected and qualified; and

    2. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

    The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about November 15, 2000 in connection with the notice of, and solicitation of proxies for, the Annual Meeting. The Board of Directors has fixed the close of business on November 3, 2000 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of record of the Company's Common Stock, par value $0.001 per share ("Common Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 16,674,460 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 193 stockholders of record. Each holder of shares of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to the matters submitted at the Annual Meeting.

    The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary for the election of the Class I Directors.

    Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which the instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of Directors, votes may be cast in favor of or withheld from the nominee; votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect.

    STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT STATED THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR THE CLASS I DIRECTORS NAMED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE ELECTION OF THE CLASS I DIRECTORS WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    Any properly completed proxy may be revoked by the stockholder of record represented by such proxy at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

    The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 1999 ("Fiscal Year 1999"), is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation materials.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Board of Directors of the Company (the "Board") is divided into three classes and is comprised of two Directors in Class I and one Director in each of Classes II and III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

    At the Annual Meeting, two Class I Directors will be elected to serve until the 2003 Annual Meeting and until such Directors' successors are duly elected and qualified. The Board has nominated Lennart Mengwall and Magnus Nicolin (the "Nominees") for election as Class I Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of the Nominees as Class I Directors. The Nominees have agreed to stand for election and to serve, if elected, as Class I Directors. However, if the Nominees fail to stand for election or are unable to accept election, proxies will be voted for the election of such other persons as the Board may recommend.

VOTE REQUIRED FOR APPROVAL

    A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect the Nominees as Class I Directors of the Company.

    THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD AS DIRECTORS AS CLASS I DIRECTORS OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

    The Board held five (5) meetings during Fiscal Year 1999. During Fiscal Year 1999, each of the incumbent Directors attended at least 75% of the total number of meetings of the Board and of the committees of which he was a member held during his term of office. The Company's Board has established an Audit Committee and a Compensation Committee.

    The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's year-end operating results, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence. The Audit Committee consists of Lennart Mengwall, Magnus Nicolin and Robert Hedges, and held four (4) meetings during Fiscal Year 1999.

    The Compensation Committee reviews and recommends the compensation arrangements for all Directors and officers, approves such arrangements for other senior level employees and administers and takes such other action as may be required in connection with certain compensation and incentive plans of the Company. The Compensation Committee also determines the options or stock to be issued to eligible persons under the Company's 1995 Stock Plan and the 1996 Stock Plan (the "Stock Plans"), construes and interprets the Stock Plans, and prescribes the terms and conditions of such options or stock. The Compensation Committee also administers the Company's Employee Stock Purchase Plan. In addition, the Compensation Committee establishes, amends and revokes rules and regulations for the administration of all such plans. The Compensation Committee consists of Magnus Nicolin and Kevin Azzouz.

    Directors who are officers or employees of the Company receive no cash compensation for service as Directors. Generally, Directors who are not officers or employees of the Company ("Non-Employee Directors") receive such compensation for their services as the Board may from time to time determine. Robert Hedges received fees of $1,300 for meetings attended during Fiscal Year 1999. Each new Director receives an option to purchase 20,000 shares of Common Stock and each continuing Director automatically receives on January 1 of each year an option to purchase 5,000 shares of Common Stock, in each case at an exercise price per share equal to the fair market value of the underlying Common Stock as determined under the 1996 Stock Plan. Currently, 25% of these options vest upon the first anniversary of the grant date and the remainder vests quarterly in equal installments over a three-year period thereafter and expires ten years from the date of grant. All Directors are reimbursed for expenses incurred in connection with attendance at meetings.

    Set forth below is certain information regarding the Directors of the Company, including the Class I Directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company.

NAME                                                         AGE      DIRECTOR SINCE
----                                                       --------   --------------
CLASS I--TERM EXPIRES 2000
Magnus Nicolin*..........................................     43      October 2000
Lennart Mengwall**.......................................     57        May 1997
CLASS II--TERM EXPIRES 2001
Kevin Azzouz.............................................     40        May 1997
CLASS III--TERM EXPIRES 2002
Robert B. Hedges, Jr.....................................     42      October 1998

------------------------

* Nominee was elected on October 6, 2000 to fill the vacancy created on the Board by the resignation of Ofer Nemirovsky.

**  Nominee for re-election.

    The principal occupation and business experience for at least the last five years of each Director of the Company is set forth below.

    Lennart Mengwall has served as Chairman of the Board and Chief Executive Officer since May 1997 and currently the Co-Chief Executive Officer with Kevin Azzouz. Mr. Mengwall was President from May 1997 until December 1999.
Mr. Mengwall is presently a general partner of Avix Associates, L.P., which is in turn the general partner of Avix Ventures, L.P., a principal stockholder of the Company.

    Kevin Azzouz has served as a Director of the Company since May 1997 and is currently the Co-Chief Executive Officer with Lennart Mengwall. From 1994 to March 1996, Mr. Azzouz served as the President and Chief Operating Officer of Arcada Software. Mr. Azzouz is presently a general partner of Avix Associates, L.P., which is in turn the general partner of Avix Ventures, L.P., a principal stockholder of the Company.

    Robert Hedges has served as a Director of the Company since October 1998. Mr. Hedges is the Managing Director of the Retail Distribution Group at Fleet Financial Group ("Fleet"). From 1995 to 1997, Mr. Hedges served as Fleet's Director of Direct Financial Services Group.

    Magnus Nicolin has served as a Director of the Company since October 2000. Mr. Nicolin is an Executive Vice President of Esselte. Prior to joining Esselte in 1998, Mr. Nicolin was the Group Vice President of Business Development of Pitney Bowes. Prior to joining Pitney Bowes in 1995, Mr. Nicolin held a variety of senior financial, strategic planning and general management roles at Credit Lyonnais, Mercer Management, McKinsey & Co. and Bayer Diagnostre.

                               EXECUTIVE OFFICERS

    Set forth below is certain information regarding each of the executive officers of the Company as of November 3, 2000.

EXECUTIVE OFFICERS

NAME                                             AGE                          POSITION
----                                           --------   ------------------------------------------------
Lennart Mengwall*............................     57      Chairman of the Board and Co-Chief Executive
                                                          Officer

Kevin Azzouz*................................     40      Co-Chief Executive Officer

Michael D. Troiano...........................     33      President

Joseph W. Seebach............................     38      Executive Vice President

David W. Chapman.............................     36      Chief Financial Officer, Treasurer and Secretary

Byung C. Choi................................     41      Senior Vice President of Operations

Sarah Gibbs**................................     31      Vice President of Human Resources

------------------------

* Mr. Mengwall and Mr. Azzouz were named Co-Chief Executive Officers on October 18, 2000

** Ms. Gibbs, Vice President of Human Resources, was appointed as an executive officer of the Company on October 18, 2000.

    The principal occupation and business experience for the last five years of the Company's executive officers, other than such officers who also served as Directors, is set forth below.

    Michael D. Troiano was appointed as the Company's President in December 1999 and served as Senior Vice President of Business Development from January 1999 to December 1999. Mr. Troiano co-founded a strategic Internet services firm, Brandscape, in 1996, acting as the firm's CEO from 1996 to December 1998. He was named CEO of Ogilvy & Mather Direct Interactive Marketing Group in 1994, and led the re-launch of the group as Ogilvy & Mather Interactive in 1995.

    Joseph W. Seebach joined the Company as Senior Vice President in July 1997 and assumed the position of President of Software Products Group in October 1997. After the Company consolidated its operations to one business unit, Mr. Seebach was appointed to Senior Vice President of Sales & Marketing and in March 1998 to the position of Executive Vice President. Prior to joining the Company, Mr. Seebach served as General Manager, Consumer Products Division of Seagate Software from January 1997 to July 1997, Vice President, Strategic Accounts of Seagate Software from 1996 to 1997, and Vice President, Strategic Business of Arcada Software from 1994 to 1996.

    David W. Chapman was appointed as the Company's Chief Financial Officer in March 1998 and had previously served as the Controller of the Company since September 1995. Mr. Chapman was appointed as Secretary of the Company in February 1998. From December 1993 to August 1995, Mr. Chapman was the Accounting Manager of Astrum International.

    Byung C. Choi joined the Company in January 1999 as the Senior Vice President of Operations and was appointed as an executive officer of the Company in December 1999. Mr. Choi co-founded a strategic Internet services firm, Brandscape, in 1996, acting as the firm's Chief Operating Officer from 1996 to December 1998. Mr. Choi was the Chief Operating Officer of Ogilvy & Mather Interactive in 1995.

    Sarah Gibbs, Vice President of Human Resources, was recently appointed as an executive officer of the Company in October 2000. She has served as the Vice President of Human Resources since December 1998, when Primix acquired
Advis, Inc. Ms. Gibbs served as the Vice President of Human Resources/Operations at Advis from May 1997 to December 1998. Prior to joining the Company,
Ms. Gibbs was a human resources consultant at Strategic Outsourcing from January 1993 to May 1997.

    Each of the officers holds his respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

                             EXECUTIVE COMPENSATION

    The following sections of this Proxy Statement set forth and describe the compensation paid or awarded to the Company's Chief Executive Officer and the other most highly compensated executive officers who earned in excess of $100,000 during Fiscal Year 1999 ("named executive officers").

SUMMARY COMPENSATION

    SUMMARY COMPENSATION. The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the other named executive officers during each of fiscal years ended December 31, 1999, 1998 and 1997.

                                                                            LONG TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                                           ------------
                                                    ANNUAL COMPENSATION     SECURITIES
                                                   ---------------------    UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR     SALARY($)   BONUS ($)   OPTIONS (#)    COMPENSATION ($)(1)
---------------------------             --------   ---------   ---------   ------------   -------------------
Lennart Mengwall, ....................    1999           --          --       300,000                --
  Chairman of the Board and Chief         1998           --          --            --                --
  Executive Officer                       1997           --          --            --                --

Michael D. Troiano, ..................    1999      120,192      66,583       200,000            12,505
  President(3)

Joseph W. Seebach, ...................    1999      150,481     112,375        50,000                --
  Executive Vice President                1998      161,654      62,560            --                --
                                          1997       83,078      75,000       350,000                --

David W. Chapman, ....................    1999      115,369      46,640        32,493             2,331
  Chief Financial Officer, Treasurer      1998      112,654      16,705            --             1,941
  and Secretary(2)

Byung C. Choi, .......................    1999      120,192      66,583       100,000            84,491
  Senior Vice President of
  Operations(3)

------------------------

(1) Represents Company contributions to the Company's 401(k) plan on behalf of the named executive officers.

(2) Mr. Chapman was not an executive officer of the Company during 1997.

(3) Mr. Troiano and Mr. Choi joined the Company during 1999. Included in "All Other Compensation" are relocation expenses totaling $10,433 and $82,419 for Mr. Troiano and Mr. Choi, respectively.

    OPTION GRANTS. The following table sets forth certain information concerning the individual grant of options to purchase Common Stock of the Company to the named executive officers of the Company who received options during Fiscal Year 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                              -----------------------------------------------------      VALUE AT ASSUMED
                               NUMBER OF     PERCENT OF                                ANNUAL RATES OF STOCK
                              SECURITIES    TOTAL OPTIONS    EXERCISE                 PRICE APPRECIATION FOR
                              UNDERLYING     GRANTED TO      RATES OR                     OPTION TERM(1)
                                OPTIONS     EMPLOYEES IN    BASE PRICE   EXPIRATION   -----------------------
NAME                          GRANTED (#)    FISCAL YEAR      ($/SH)        DATE        5%($)       10%($)
----                          -----------   -------------   ----------   ----------   ---------   -----------
Lennart Mengwall............    300,000         11.6%          $2.94       9/16/09    $546,489    $1,392,275

Michael D. Troiano..........     70,000          2.7            2.44       3/11/09     107,327       271,988
                                  7,500          0.3            2.44        4/8/09      11,499        29,142
                                 22,500          0.9            2.56       5/14/09      36,267        91,907
                                100,000          3.9           10.56      12/17/09     735,484     1,796,817

Joseph W. Seebach...........     50,000          1.9            2.44       3/11/09      76,662       194,277

David W. Chapman............     32,493          1.3            2.44       3/11/09      49,820       126,253

Byung C. Choi...............     70,000          2.7            2.44       3/11/09     107,327       271,988
                                  7,500          0.3            2.44        4/8/09      11,499        29,142
                                 22,500          0.9            2.56       5/14/09      36,267        91,907

------------------------

(1) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% for the exercise price of such options over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

    OPTION EXERCISES AND OPTION VALUES. The following table sets forth information concerning the number of underlying shares and value of unexercised options to purchase Common Stock of the Company held by the named executive officers as of December 31, 1999.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                  NUMBER OF
                                                            SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                           UNEXERCISED OPTIONS AT        IN THE MONEY OPTIONS AT
                              SHARES                        DECEMBER 31, 1999 (#)       DECEMBER 31, 1999 ($)(1)
                           ACQUIRED ON       VALUE       ---------------------------   ---------------------------
NAME                       EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       ------------   ------------   -----------   -------------   -----------   -------------
Lennart Mengwall.........          --       $    --             --        300,000        $    --      $1,687,500

Michael D. Troiano.......          --            --             --        200,000             --         609,688

Joseph W. Seebach........      20,000       148,130        120,625        159,375        716,271         955,719

David W. Chapman.........      12,000        91,712         12,175         50,825         74,320         310,934

Byung C. Choi............          --            --             --        100,000             --         609,688

------------------------

(1) Based on the last reported sale price on the Nasdaq National Market on December 31, 1999 of $8.563 less the option exercise price. Options are in-the-money if the fair market value of the shares covered thereby is greater than the option exercise price.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

    The Company has entered into letter agreements with each of its executive officers (other than Lennart Mengwall, the Company's Chairman and Chief Executive Officer), providing for base salary, bonus, incentive compensation and relocation expense reimbursement, as applicable.

    Under an agreement dated in September 1999, Lennart Mengwall is entitled to the acceleration of all options, in the event of (i) a termination of employment for any reason other than gross misconduct or (ii) a "change in control" of the Company, as defined in the agreement.

    Under an agreement dated in March 1999, Joseph Seebach is entitled to the acceleration of all options, in the event of (i) a termination of employment for any reason other than gross misconduct or (ii) a "change in control" of the Company, as defined in the agreement.

    Under an agreement dated February 26, 1998, David W. Chapman is entitled to receive his base salary and continued medical and dental benefits for six months after termination of his employment for any reason other than gross misconduct. Under an agreement dated in March 1999, Mr. Chapman is entitled to the acceleration of all options, in the event of (i) a termination of employment for any reason other than gross misconduct or (ii) a "change in control" of the Company, as defined in the agreement.

    Under an agreement dated in January 1999, Byung C. Choi is entitled to receive his base salary for six months after termination of his employment for any reason other than gross misconduct.

    Under an agreement dated in January 1999, Michael D. Troiano is entitled to receive his base salary for six months after termination of his employment for any reason other than gross misconduct.

    Under the Company's standard Employee Agreement, each of the executives is subject to provisions concerning the ownership, use and disclosure of the Company's confidential information and intellectual property, and a one-year restriction on competition with the Company following termination of employment for any reason.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
  COMPENSATION

    The Compensation Committee of the Board of Directors of the Company currently consists of Magnus Nicolin and Kevin Azzouz.

    COMPENSATION POLICIES FOR EXECUTIVE OFFICERS. The Compensation Committee's executive compensation philosophy is: (i) to provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the information technology consulting services industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options.

    The compensation of the Company's executive officers is currently comprised of annual base salary, annual performance incentives in the form of cash bonuses, and long-term performance incentives in the form of stock option grants under the Stock Plans.

    The Compensation Committee has determined that the base salaries of executive officers should be set at levels that are competitive with those in the information technology consulting services industry. In addition, the Compensation Committee believes that it is appropriate to reward outstanding performance through a combination of cash bonuses and stock options to provide a competitive compensation package that will enable the Company to attract and retain the executives needed to achieve such performance. The Compensation Committee also has determined that any stock option or other equity-based compensation should involve long-term vesting to encourage tenure and enhancement of stockholder value over the long-term.

    BASE SALARY AND BONUSES. Base salaries, bonuses and other compensation for executive officers are targeted according to the salaries of employees holding similar offices and having similar responsibilities within the information technology consulting services industry. Annual salary adjustments for executive officers are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive officers and any change in the responsibilities assumed by the executive officers. Salary adjustments are normally determined and made on an annual basis.

    STOCK OPTION GRANTS. Stock options are designed to attract and retain executives who can make significant contributions to the Company's success; reward executives for such significant contributions; and give executives a long-term incentive to encourage tenure; and align the interests of the Company's executives with those of its stockholders. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance, and awards reflect individual performance reviews. The Compensation Committee also may grant stock options for executive retention purposes, taking into account, among other things, general industry practices. Stock options typically vest over four years in order to encourage performance over the long-term. Stock options generally have been granted with a ten-year term and an exercise price equal to 100% of the fair market value of the Common Stock on the grant date.

    COMPENSATION OF THE CO-CHIEF EXECUTIVE OFFICERS. Lennart Mengwall, the Company's Chairman and Co-Chief Executive Officer and Kevin Azzouz, the Company's Co-Chief Executive Officer, currently receive no cash compensation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Since May 10, 1996 all executive officer compensation decisions have been made by the Compensation Committee or the full Board of Directors. The Compensation Committee reviews and makes recommendations regarding the compensation for top management and key employees of the Company, including salaries and bonuses. The current members of the Compensation Committee are Magnus Nicolin and Kevin Azzouz. All Directors participated in deliberations of the Company's Board of Directors concerning executive compensation during the Company's fiscal year 1999.

SHAREHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock with the total return of companies included within the Nasdaq Stock Market Index and a peer group of companies included within the Nasdaq Computer & Data Processing Industry Stock Index, for the period commencing July 3, 1996 and ending December 31, 1999. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Nasdaq Stock Market Index and the Nasdaq Computer & Data Processing Industry Stock Index on July 3, 1996, the date of the Company's initial public offering, and the reinvestment of all dividends.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                  PERFORMANCE GRAPH FOR PRIMIX SOLUTIONS INC.

              PRODUCED ON 11/08/2000 INCLUDING DATA TO 12/31/1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         PRIMIX SOLUTIONS INC.  NASDAQ STOCK MARKET (US COMPANIES)  NASDAQ COMPUTER AND DATA PROCESSING STOCKS
07/1996                  100.0                               100.0                                       100.0
12/1996                   43.4                               109.0                                       106.8
12/1997                    9.0                               133.5                                       131.2
12/1998                   10.4                               188.3                                       234.0
12/1999                   47.6                               349.8                                       514.3

NOTES:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D. The index level for all series was set to $100.0 on July 3, 1996.

                                  MARKET VALUE

    On December 31, 1999, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $8.563.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On February 3, 1998, the Company issued a promissory note in the amount of $150,000 to Joseph W. Seebach, the Company's Executive Vice President. The promissory note was secured by a perfected, first priority security interest in 100,000 shares of the Company's common stock owned by Mr. Seebach. The promissory note was payable on December 31, 1999 and bore interest at a rate of six and one-half percent per annum. The note was paid in full in January 2000.

    In March 1999, the Company issued two separate promissory notes, each in the amount of $75,000, to Michael D. Troiano, the Company's President, and to Byung
C. Choi, the Company's Senior Vice President of Operations. The promissory notes were due on December 31, 2001 and bore interest at a rate of 6.75% per annum. On September 20, 1999, the $75,000 note to Mr. Choi was cancelled and a new promissory note totaling $250,000 was issued. The note bears interest at a rate of 7% per annum until September 30, 2002 when the interest rate will convert to the prime rate plus two percentage points for the remainder of the term. The outstanding principal balance is payable quarterly in arrears in equal installments beginning on January 1, 2005. This note is due on September 30, 2029. In January 2000, the $75,000 note to Mr. Troiano was cancelled and a new promissory note totaling $250,000 was issued. The note bears interest at a rate of 7% per annum until December 31, 2002 when the interest rate will convert to the Prime rate plus two percentage points for the remainder of the term. The outstanding principal balance is payable quarterly in arrears in equal installments beginning on January 1, 2005. The note is due on December 31, 2029.

    Mr. Hedges is the Managing Director of the Retail Distribution Group at Fleet. During 1999, Fleet paid to Primix approximately $318,900 for professional services rendered in the normal course of business.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth, to the best knowledge and belief of the Company, certain information regarding the beneficial ownership of the Company's Common Stock as of the date indicated by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock as of December 31, 1999, (ii) each of the Company's Directors as of the Record Date,
(iii) each of the named executive officers as of the Record Date and (iv) the Company's executive officers and Directors as a group as of the Record Date.

                                                              BENEFICIAL OWNERSHIP(2)
                                                              ------------------------
NAME OF BENEFICIAL OWNER(1)                                    SHARES(1)    PERCENTAGE
---------------------------                                   -----------   ----------
Avix Ventures, L.P.(3) .....................................   7,748,871       46.5%
  160 West 66th Street
  New York, NY 10023

OFFICERS AND DIRECTORS:

Lennart Mengwall(4).........................................   8,148,621       48.6%

Joseph W. Seebach(5)........................................     381,542        2.3%

David W. Chapman(6).........................................      42,746          *

Michael D. Troiano(7).......................................      68,374          *

Byung C. Choi(8)............................................      43,278          *

Robert Hedges...............................................          --          *

Magnus Nicolin..............................................          --          *

Kevin Azzouz(9).............................................   7,748,871       46.5%

All Directors and executive officers as a group(10).........   8,721,900       51.2%

------------------------

   * Represents less than 1% of the outstanding shares.

 (1) Information with respect to beneficial owners of more than 5% of the outstanding shares of Common Stock is based solely on information provided to the Company and reported to the Commission on Schedules 13D and 13G filed as of February 14, 2000.

 (2) All percentages have been determined as of the Record Date, in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. As of the Record Date, a total of approximately 16,674,460 shares of Common Stock were issued and outstanding.

 (3) As reported on Schedule 13D/A filed with the Securities and Exchange Commission on June 24, 1997 by Avix Ventures, L.P., of which Avix Associates, L.P. is the general partner, of which Lennart Mengwall and Kevin Azzouz are general partners.

 (4) Represents 7,748,871 shares held by Avix Ventures, L.P., 306,000 shares beneficially owned by Mr. Mengwall and 93,750 shares of Common Stock which Mr. Mengwall may acquire upon exercise of stock options within 60 days of the Record Date. Mr. Mengwall is a general partner of Avix Associates, L.P., the general partner of Avix Ventures, L.P.

 (5) Includes 124,492 shares which Mr. Seebach may acquire upon exercise of stock options within 60 days of the Record Date.

 (6) Includes 10,020 shares which Mr. Chapman may acquire upon exercise of stock options within 60 days of the Record Date.

 (7) Includes 1,500 shares beneficially owned by Mr. Troiano and 66,874 shares which Mr. Troiano may acquire upon exercise of stock options within 60 days of the Record Date.

 (8) Includes 42,374 shares which Mr. Choi may acquire upon exercise of stock options within 60 days of the Record Date.

 (9) Represents shares held by Avix Ventures, L.P. Mr. Azzouz is a general partner of Avix Associates, L.P., the general partner of Avix Ventures, L.P. K. Azzouz is a general partner of Avix Associates, L.P., the general partner of Avix Venture, L.P.

 (10) Includes 368,072 shares which may be acquired upon exercise of stock options within 60 days of the Record Date.

                            EXPENSES OF SOLICITATION

    The Company will bear the cost of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Stockholder proposals intended to be presented at the Company's 2001 Annual Meeting of stockholders must be received by the Company on or before July 18, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive office not less than 75 days or more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than (i) the 15th day after the date of public disclosure of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Any such proposal should be mailed to:
Secretary, Primix Solutions Inc., One Arsenal Marketplace, 2nd Floor, Watertown, MA 02472.

                            INDEPENDENT ACCOUNTANTS

    The Company has selected Arthur Andersen LLP as the independent public accountants for the Company for the current fiscal year. The firm of Arthur Andersen LLP has served as the Company's independent public accountants since 1996. A representative of Arthur Andersen LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

                        COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Commission and Nasdaq. Section 16 Persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that during Fiscal Year 1999 the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them, with the exception of Byung Choi who did not file Form 3 with respect to being appointed as an officer of the Company and Lennart Mengwall, Michael Troiano, Joseph Seebach and David Chapman, who did not timely file Forms 5 with respect to the grant of stock options in Fiscal Year 1999.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            PRIMIX SOLUTIONS INC.

                           ONE ARSENAL MARKETPLACE
                       WATERTOWN, MASSACHUSETTS 02472

              ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 15, 2000
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Michael D. Trolano and David W. Chapman as proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 2000 Annual Meeting of Stockholders of Primix Solutions Inc. (the "Company") to be held at the offices of McDermott, Will & Emery, 28 State Street, Boston, Massachusetts 02109 on Friday, December 15, 2000 at 1:00 p.m., and at any adjournment or adjournments thereof. The undersigned hereby directs the said proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

-------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Company.
Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ------------------------------------
-----------------------------------     ------------------------------------
-----------------------------------     ------------------------------------

/x/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


-----------------------------------------------------------------
                  PRIMIX SOLUTIONS INC.
-----------------------------------------------------------------



CONTROL NUMBER:
RECORD DATE SHARES:







                                             --------------------
 Please be sure to sign and date this proxy.  Date
-----------------------------------------------------------------


------Stockholder sign here---------------Co-owner sign here-----

DETACH CARD


1.  Election of Directors.            For All   With-   For All
                                     Nominees   held    Except

        (01) Lennart Mengwall          /  /     /  /     /  /
        (02) Magnus Nicolin

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee(s). Your shares will be voted for the remaining nominee.


NOTE: If you do not mark any box, your shares will be voted FOR this Proposal.




2. In their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or at any adjournment(s) thereof.


    Mark box at right if an address change or comment has been            /  /
    noted on the reverse side of this card.

DETACH CARD



                             PRIMIX SOLUTIONS INC.

     Dear Stockholder,

     Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

     Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

     Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

     Your vote must be received prior to the Annual Meeting of Shareholders, December 15, 2000.

     Thank you in advance for your prompt consideration of these matters.

     Sincerely,


     Primix Solutions Inc.